SCHEDULE 14C
(RULE 14C-101)
INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. _______)

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Ivy Funds
InvestEd Portfolios

 (Name of Registrant as Specified in Its Charter)

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IVY FUNDS
Delaware Ivy International Value Fund
(formerly, Delaware Ivy Pzena International Value Fund)
Delaware Ivy Strategic Income Fund
(formerly, Delaware Ivy Apollo Strategic Income Fund)
Delaware Ivy Emerging Markets Local Currency Debt Fund
(formerly, Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund)
Delaware Ivy Total Return Bond Fund
(formerly, Delaware Ivy Pictet Targeted Return Bond Fund)
Delaware Ivy High Yield Fund
(formerly, Delaware Ivy PineBridge High Yield Fund)
Delaware Ivy Multi-Asset Income Fund
(formerly, Delaware Ivy Apollo Multi-Asset Income Fund)
Delaware Ivy Global Bond Fund
(formerly, Ivy Global Bond Fund)
Delaware Ivy Systematic Emerging Markets Equity Fund
(formerly, Delaware Ivy Emerging Markets Equity Fund)
Delaware Ivy Managed International Opportunities Fund
(formerly, Ivy Managed International Opportunities Fund)
Delaware Ivy Asset Strategy Fund
(formerly, Ivy Asset Strategy Fund)
Delaware Ivy Balanced Fund
(formerly, Ivy Balanced Fund)
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund
(formerly, Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund)

INVESTED PORTFOLIOS
InvestEd 90 Portfolio
InvestEd 80 Portfolio
InvestEd 70 Portfolio
InvestEd 60 Portfolio
InvestEd 50 Portfolio
InvestEd 40 Portfolio
InvestEd 30 Portfolio
InvestEd 20 Portfolio
InvestEd 10 Portfolio
InvestEd 0 Portfolio

(each, a “Fund” and together, the “Funds”)

100 Independence, 610 Market Street
Philadelphia, PA 19106-2354
JOINT INFORMATION STATEMENT
This Joint Information Statement is being furnished on behalf of the Boards of Trustees (the “Trustees” or “Board”) of Ivy Funds and InvestEd Portfolios (each a “Trust” and collectively, the “Trusts”) to inform shareholders of the Funds listed above about recent changes related to the Funds’ sub-advisory arrangements or about new sub-advisory arrangements.  The changes were approved by the Board on the recommendation of the Funds’ investment manager, Delaware Management Company (“DMC”), which is a series of Macquarie Investment Management Business Trust (“MIMBT”), without shareholder approval as is permitted by an order of the U.S. Securities and Exchange Commission (“SEC”).  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

A Notice of Internet Availability of Joint Information Statement relating to this Joint Information Statement (“Notice”) was mailed beginning on or about February 11, 2022 to shareholders of record of each Fund as of January 14, 2022 (the “Record Date”).  The Joint Information Statement is available on the Funds’ website for all Funds, except Delaware Ivy International Value Fund, Delaware Strategic Income Fund, Delaware Ivy Emerging Markets Local Currency Debt Fund, Delaware Ivy Total Return Bond Fund, Delaware Ivy High Yield Fund, Delaware Ivy Multi-Asset Income Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, and Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, at ivyinvestments.com/reports/ivy and for Delaware Ivy International Value Fund, Delaware Strategic Income Fund, Delaware Ivy Emerging Markets Local Currency Debt Fund, Delaware Ivy Total Return Bond Fund, Delaware Ivy High Yield Fund, Delaware Ivy Multi-Asset Income Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, and Delaware Ivy S&P 500 Dividend Aristocrats Index Fund at delawarefunds.com/literature on or about February 11, 2022 until at least April 1, 2022. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by contacting your participating securities dealer or other financial intermediary or, if you own Fund shares directly through the Funds’ service agent, by calling the Funds’ service agent toll free at 800 914-0278.
INTRODUCTION

DMC has received manager-of-managers relief from the SEC and the Funds’ shareholders have authorized the Funds to rely on the relief.  Pursuant to that “manager of managers” authority, DMC, subject to approval by the Board, is permitted to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trusts or DMC, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that the shareholders of a mutual fund approve an agreement pursuant to which a person serves as investment advisor or sub-advisor of the fund. In order to use the “manager of managers” authority discussed above, DMC and certain affiliates requested and received an exemptive order from the SEC on January 17, 2017 (the “SEC Order”).  The SEC Order exempts DMC and other affiliates from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the Board, subject to certain conditions, to appoint new sub-advisors and approve new sub-advisory agreements on behalf of the Trusts without shareholder approval.  DMC has ultimate responsibility (subject to oversight by the Board) to supervise the sub-advisors and recommend the hiring, termination, and replacement of the sub-advisors to the Board.

At a meeting held on September 13, 2021 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” of the Trusts or of DMC (the “Independent Trustees”), approved the appointment of portfolio manager teams of DMC for certain of the Funds and the appointment of Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Funds Management Hong Kong Limited (“MFMHKL”), and Macquarie Investment Management Global Limited (“MIMGL”), each of which is an affiliated of DMC (each an “Affiliated Sub-Advisor” and collectively, the “Affiliated Sub-Advisors”) to provide discretionary investment management services either in full or partially in a sub-advisory capacity and in some cases as new Fund portfolio managers as described below. In connection with these appointments, the Board voted to approve the new sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between DMC, on behalf of the Funds, and the Affiliated Sub-Advisors to take effect on or about the November 15, 2021.

The Trusts and DMC have agreed to comply with certain conditions when acting in reliance on the relief granted in the SEC Order. These conditions require, among other things, that within ninety (90) days of hiring a new sub-advisor, the affected fund will notify the shareholders of the fund of the changes. The Notice provides such notice of the changes and this Joint Information Statement presents additional details regarding each Affiliated Sub-Advisor and the new Sub-Advisory Agreements.

THE INVESTMENT MANAGER

DMC is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, and is a series of MIMBT, which is an indirect subsidiary of Macquarie Management Holdings, Inc. (“MMHI”), which in turn is an indirect subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”).  DMC is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended.
DMC provides investment advisory services to the Funds pursuant an investment management agreement dated April 30, 2021 between the Trusts and DMC (the “Management Agreement”).  The Management Agreement was approved by the Board, including a majority of its Independent Trustees, and Fund shareholders in connection with the transaction whereby Macquarie acquired Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the Funds’ former principal investment advisor. The Trusts employ DMC to generally manage the investment and reinvestment of the assets of the Funds.  In so doing, DMC may hire one or more affiliated or unaffiliated sub-advisors to carry out the investment program of the Funds, subject to the approval of the Board. DMC continuously reviews and supervises the investment program of the Funds. DMC furnishes regular reports to the Board regarding the investment program and performance of the Funds.

Pursuant to the Management Agreement, DMC has full discretion and responsibility, subject to the overall supervision of the Board, to select and contract with one or more investment sub-advisors, to manage the investment operations and composition of the Funds, and to render investment advice for the Funds, including the purchase, retention, and disposition of investments, securities, and cash held by the Funds. The Management Agreement obligates DMC to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisors, and to monitor the Affiliated Sub-Advisors’ compliance with the Funds’ investment objective(s), policies, and restrictions. Under the Management Agreement, the Trusts will bear the expenses of conducting their business. In addition, DMC pays the salaries of all officers and Trustees of the Trusts who are officers, directors, or employees of DMC or its affiliates.

As compensation for the services rendered under the Management Agreement, the Funds pay DMC an annual management fee as a percentage of average daily net assets as described in Exhibit A. Because the Management Agreement became effective on April 30, 2021, the Funds either did not pay DMC any advisory fees during their respective last fiscal years or paid such fees for a partial fiscal year.

The key executives of DMC and their principal occupations are: Shawn K. Lytle, President/Chief Executive Officer; David F. Connor, Senior Vice President/General Counsel/Secretary; Richard Salus, Senior Vice President/Chief Financial Officer; Michael F. Capuzzi, Senior Vice President/U.S. Chief Operating Officer; and; Brian L. Murray, Senior Vice President/Global Chief Compliance Officer.  The address of each person listed is

100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Shawn K. Lytle is also a Trustee for the Funds.

A.	MACQUARIE’S GLOBAL INVESTMENT PLATFORM
DMC uses Macquarie’s global equity and fixed income investment platforms in providing advisory, trading and other services to the Funds.  At a meeting held on January 12, 2021, the Board previously approved the use of the Affiliated Sub-Advisors on the global investment platforms for certain of the Funds.  Below is a brief description of Macquarie’s global investment platforms, the Affiliated Sub-Advisors and the anticipated role that the Affiliated Sub-Advisors would play in the investment program of each applicable Fund.

Global Equity Investment Platform. DMC uses MIMGL to provide quantitative support and with MFMHKL, trading to the equity mutual funds that they advise.  Both MIMGL and MFMHKL are registered investment advisers with the SEC, as well as registered in their home jurisdiction. MIMGL, DMC’s Sydney, Australia based affiliate, and MFMHKL, DMC’s Hong Kong domiciled affiliate, are authorized to provide trading for equity Funds investing in foreign securities to support DMC’s portfolio managers. Under this arrangement, MIMGL provides services such as performance attribution and supplementing the work of DMC’s U.S. based quantitative team, with both MIMGL and MFMHKL trading securities as directed by DMC’s U.S. based portfolio managers in the Austral-Asia time zone.  DMC believes that utilizing local traders in the applicable time zone, or closer to the applicable time zone, creates efficiencies, leverages relationships those traders may have with local market participants and enables more nimble execution and responsiveness to information that may impact the region.

Global Fixed Income Investment Platform.  DMC uses MIMAK, MIMEL and MIMGL to provide portfolio management and trading services, as well as to share investment research and recommendations, to the fixed income Funds.  The global fixed income investment platform includes offices in Philadelphia (DMC), Sydney (MIMGL), London (MIMEL) and Vienna (MIMAK), which provide 24-hour coverage across the three major market time zones (Australasia, Europe, Americas) and collaboration on all major fixed income asset classes presently managed by all four locations.  DMC believes that this global coverage is beneficial for the Funds, as it translates into potentially more resources and diversity of viewpoints to assist in the management of the Funds.  DMC collaborates across locations and is able to delegate to its affiliate-specific execution of the Funds’ strategy from time to time in its sole discretion, although DMC and the Funds’ named portfolio managers are responsible for driving the Funds’ strategy and investment process and remain primarily responsible for the day-to-day management of the Funds’ portfolios.  DMC believes the ability to utilize its global affiliates in this manner enables DMC’s portfolio managers to leverage the capabilities of the broader Macquarie Asset Management organization and to take advantage of its affiliates’ expertise and location in Austral-Asian, European or British financial markets, as well as the affiliates’ access to research and investment ideas that may be unique to or influenced by those financial markets.   Moreover, consistent with the use of affiliates for trading equity securities as discussed above, utilizing local traders in the applicable time zone, or closer to the applicable time zone, provides benefits such as efficiencies, access to relationships those traders may have with local market participants and more nimble execution and reactivity to information that may impact the region.

The chart in Exhibit B describes the platform(s) and Affiliated Sub-Advisors used by each Fund as well as the services provided to each such Fund by the applicable Affiliated Sub-Advisors.

B.	AFFILIATED SUB-ADVISORS

Macquarie Investment Management Austria Kapitalanlage AG. MIMAK, located at Kaerntner Strasse 28, 1010 Vienna, Austria, is an affiliate of DMC and a part of Macquarie Asset Management (“MAM”). MAM is the marketing name for certain companies comprising the asset management division of Macquarie. As of December 31, 2021, MAM managed more than $261.3 billion in assets for institutional and individual clients.

Although MIMAK serves as a sub-advisor for certain of the Funds, DMC has ultimate responsibility for all investment advisory services.  In addition to MIMAK being primarily responsible for the day-to-day management of certain of the Funds, DMC may seek investment advice and recommendations from MIMAK and DMC may also permit MIMAK to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMAK’s specialized market knowledge. DMC has entered into a separate sub-advisory agreement with MIMAK and compensates MIMAK out of the investment advisory fees it receives from the Funds (the “MIMAK Sub-Advisory Agreement”). There will be no increase in the advisory fees paid by the Funds to DMC as a consequence of the appointment of MIMAK and the implementation of the MIMAK Sub-Advisory Agreement. The MIMAK Sub-Advisory Agreement with the Funds was effective and MIMAK began sub-advising certain Funds as described in Exhibit B.

MIMAK serves as sub-advisor for the fixed income funds within the Delaware Funds by Macquarie that do not invest primarily in US municipal securities as part of the global fixed income platform.

The names and principal occupations of the principal executive officers and/or directors of MIMAK are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MIMAK, is Kaerntner Strasse 28, 1010 Vienna, Austria:

Name	Position
Rene Kreisl	Chief Compliance Officer and Director
Gerhard Aigner	Chief Executive Officer and Director
Konrad Kontriner	Director

Macquarie Investment Management Europe Limited. MIMEL, located at 28 Ropemaker Street, London, England, is an affiliate of DMC and a part of MAM.

Although DMC has ultimate responsibility for all investment advisory services, DMC may seek investment advice and recommendations from MIMEL. DMC may also permit MIMEL to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMEL’s specialized market knowledge. DMC has entered into a separate sub-advisory agreement with MIMEL and compensates MIMEL out of the investment advisory fees it receives from the Funds (the “MIMEL Sub-Advisory Agreement”). There will be no increase in the advisory fees paid by the Funds to DMC as a consequence of the appointment of MIMEL and the implementation of the MIMEL Sub-Advisory Agreement. The MIMEL Sub-Advisory Agreement with the Funds was effective and MIMEL began sub-advising certain Funds as described in Exhibit B.

MIMEL serves as sub-advisor for the fixed income funds within the Delaware Funds by Macquarie that do not invest primarily in US municipal securities as part of the global fixed income platform.

The names and principal occupations of the principal executive officers and/or directors of MIMEL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MIMEL, is 28 Ropemaker Street, London, England:

Name	Position
Adam Lygoe	Director
Christopher Hamilton	Director
William Colvin	Chief Compliance Officer
Alexandre Clamen	Director

Macquarie Investment Management Global Limited. MIMGL, located at 50 Martin Place, Sydney, Australia, is an affiliate of DMC and a part of MAM.

Although MIMGL serves as a sub-advisor for certain of the Funds, DMC has ultimate responsibility for all investment advisory services. In addition to MIMGL being primarily responsible for the day-to-day management of certain of the Funds, DMC may seek investment advice and recommendations from MIMGL.  DMC may also permit MIMGL to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMGL’s specialized market knowledge. DMC has entered into a separate sub-advisory agreement with MIMGL and compensates MIMGL out of the investment advisory fees it receives from the Funds (the “MIMGL Sub-Advisory Agreement”). There will be no increase in the advisory fees paid by the Funds to DMC as a consequence of the appointment of MIMGL and the implementation of the MIMGL Sub-Advisory Agreement.  The MIMEL Sub-Advisory Agreement with the Funds was effective and MIMEL began sub-advising certain Funds as described in Exhibit B.

MIMGL serves as sub-advisor for the fixed income funds within the Delaware Funds by Macquarie that do not invest primarily in US municipal securities as part of the global fixed income platform and for the equity funds within the Delaware Funds by Macquarie as part of the global equity platform.

The names and principal occupations of the principal executive officers and/or directors of MIMGL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MIMGL, is 50 Martin Place, Sydney, Australia:

Name	Position
Brett Lewthwaite	Director
Bruce Terry	Director
Rajiv Gohil	Director
Scot Thompson	Director
Patrick Ling	Chief Legal Officer
Caroline Marull	Director
Justin Brown	Chief Compliance Officer

Macquarie Funds Management Hong Kong Limited.  MFMHKL, located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong, is an affiliate of DMC and a part of MAM.

Although DMC has ultimate responsibility for all investment advisory services, DMC may permit MFMHKL to execute Fund security trades on behalf of DMC. DMC has entered into a separate sub-advisory agreement with MFMHKL and compensates MFMHKL out of the investment advisory fees it receives from the Funds (the “MFMHKL Sub-Advisory Agreement”). There will be no increase in the advisory fees paid by the Funds to DMC as a consequence of the appointment of MFMHKL and the implementation of the MFMHKL Sub-Advisory Agreement. The MFMHKL Sub-Advisory Agreement with the Funds was effective and MFMHKL began sub-advising certain Funds as described in Exhibit B.

MFMHKL serves as sub-advisor for the equity funds within the Delaware Funds by Macquarie as part of the global equity platform.

The names and principal occupations of the principal executive officers and/or directors of MFMHKL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MFMHKL, is Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong:

Name	Position
John Bugg	Director
John Austin	Chief Compliance Officer
Jennifer Oswald	Legal Entity Controller
Nicholas Bird	Director
Wei Cheong	Director
Bastiaan Van Buuren	Director

ADDITIONAL SERVICES TO BE PROVIDED BY THE AFFILIATED SUB-ADVISORS UNDER THE SUB-ADISORY AGREEMENTS

The Board approved the Sub-Advisory Agreements between DMC and the Affiliated Sub-Advisors on September 13, 2021. The Sub-Advisory Agreements are effective with different effective dates for the Funds with the various Affiliated Sub-Advisors as indicated in Exhibit B and will continue for an initial term of no more than two years. Under the Sub-Advisory Agreements, the Affiliated Sub-Advisors will provide expanded services to certain of the Funds as compared with those provided under previous sub-advisory agreements as described in Exhibit B.

DMC will continue to serve as investment advisor to the Funds, however, under the proposed arrangements, MIMAK’s portfolio managers, Stefan Löwenthal and Jürgen Wurzer, and MIMGL’s portfolio managers, Matthew Mulcahy, Benjamin Leung and Scot Thompson, will have primary day-to-day responsibility for certain Funds’ portfolios and will serve as the portfolio managers for the Funds as described in Exhibit B.  In connection with these appointments, the Board also voted to approve certain changes to the Funds’ investment strategies effective on or about November 15, 2021.  A description of such changes can be found in the supplement to the Funds’ prospectuses dated September 14, 2021. Apart from the additional services to be provided by MIMAK and MIMGL, the Sub-Advisory Agreements are substantially similar to the sub-advisory agreements previously approved by the Board.

THE MANAGER’S RECOMMENDATION AND THE BOARD’S CONSIDERATIONS

In reaching the decision to approve the Sub-Advisory Agreements, the Board considered and reviewed information about the Affiliated Sub-Advisors, including their personnel, operations, and financial condition, which had been provided by the Affiliated Sub-Advisors. The Board also reviewed material furnished by DMC in advance of the Meeting, including: a memorandum from DMC reviewing the Sub-Advisory Agreements, the various expanded services proposed to be rendered by the Affiliated Sub-Advisors, and DMC’s rationale for proposing the Sub-Advisory Agreements; information concerning the Affiliated Sub-Advisors’ organizational structure and the experience of their key investment management personnel; relevant performance information provided with respect to the Affiliated Sub-Advisors; and a copy of proposed amendments to the Sub-Advisory Agreements.

In considering such information and materials, the Independent Trustees received assistance and advice from independent counsel. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision to approve the Sub-Advisory Agreements. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. The Board considered the nature, quality, and extent of services that the Affiliated Sub-Advisors each would provide as a sub-advisor to the Funds. The Board took into account the investment process to be employed by the Affiliated Sub-Advisors in connection with each sub-advisor’s responsibilities in conjunction with DMC in managing the Funds, and the qualifications and experience of the Affiliated Sub-Advisors’ teams with regard to implementing the investment mandate of the Funds. The Board considered each of the Affiliated Sub-Advisors’ organization, personnel, and operations. The Trustees also considered DMC’s review and recommendation process with respect to the Affiliated Sub-Advisors, and DMC’s favorable assessment as to the nature, quality, and extent of the expanded sub-advisory services expected to be provided by the Affiliated Sub-Advisors to the Funds. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by the Affiliated Sub-Advisors to the Funds and their shareholders and was confident in the abilities of the Affiliated Sub-Advisors to provide quality services to the Funds and their shareholders.

Investment performance. In evaluating performance, the Board recognized that the Affiliated Sub-Advisors had not yet managed the Funds in certain expanded capacities. The Board considered the experience of the Affiliated Sub-Advisors’ portfolio management teams and noted DMC’s favorable representation of the Affiliated Sub-Advisors’ performance in managing other funds with similar strategies. The Board also considered DMC’s representation that although MIMAK and MIMGL would be primarily responsible for day-to-day investment decisions and trading for certain Funds, DMC would continue to provide oversight and monitor the Affiliated Sub-Advisors’ services.

Sub-advisory fees. The Board considered the appropriateness of the sub-advisory fees in light of the nature, extent, and quality of the sub-advisory services to be provided by each Affiliated Sub-Advisor. The Board noted that the sub-advisory fees are paid by DMC to each Affiliated Sub-Advisor and are not additional fees borne by the Funds, and that the management fee paid by the Funds to DMC would stay the same at current asset levels. The Board concluded that in light of the quality and extent of the services to be provided and the business relationships between DMC and the Affiliated Sub-Advisors, the proposed fee arrangements were reasonable.
Profitability, economies of scale, and fall out benefits. Information about the Affiliated Sub-Advisors’ profitability from their expanded responsibilities with the Funds was not available because they had not begun to provide those services to the Funds. The Board considered information regarding the fees to be paid to each Affiliated Sub-Advisor from its relationship with the Funds and noted the Affiliated Sub-Advisors’ representations that they were in stable financial condition. The Trustees also noted that economies of scale are shared with the Funds and their shareholders through investment management fee breakpoints in DMC’s fee schedule for the Funds so that as a Fund grows in size, its effective investment management fee rate declines. Accordingly, the Board did not expect possible fall-out benefits and economies of scale under the Sub-Advisory Agreements to be significantly different than those considered when the Board initially appointed the Affiliated Sub-Advisors as sub-advisors to certain of the Funds.
Conclusions. Based on the foregoing and other relevant considerations, at the Meeting, the Board, including a majority of the Independent Trustees, acting within their business judgment, (1) concluded that the terms of the proposed Sub-Advisory Agreements are fair and reasonable and that approval of the proposed Sub-Advisory Agreements are in the best interests of each Fund and its respective shareholders and (2) voted to approve the proposed Sub-Advisory Agreements. The Board evaluated all information available to them on a Fund-by-Fund basis and their determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of their decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the proposed Sub-Advisory Agreements.

THE SUB-ADVISORY AGREEMENTS

The Sub-Advisory Agreements were approved by the Board. Under the Sub-Advisory Agreements, and in accordance with applicable laws and regulations, MIMAK, MIMEL, MIMGL and MFMHKL agree to provide DMC with all books and records relating to the transactions each executes and render for presentation to the Board such reports as the Board may reasonably request.  The Sub-Advisory Agreements provide for DMC to pay the Affiliated Sub-Advisors a fee based on the extent to which an Affiliated Sub-Advisor provides services to the Funds. To the extent applicable, the Sub-Advisory Agreements are compensated from the fees that DMC received from the Funds.

A Sub-Advisory Agreement may be terminated at any time, without the payment of a penalty, by: (i) DMC with written notice to the Affiliated Sub-Advisor; (ii) a Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of its Funds, with written notice to the applicable Affiliated Sub-Advisor; or (iii) an Affiliated Sub-Advisor with written notice to DMC and a Trust, each on not less than 60 days’ notice to the required parties.

The Sub-Advisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties, each of the

Affiliated Sub-Advisors, any of their affiliates, or any of their controlling persons, members, officers, directors, employees or agents, will not be liable for any action or omission connected with rendering services, or for any losses that may be sustained in connection with its activities as a sub-advisor to the Funds.

GENERAL INFORMATION
Distributor

The Funds’ distributor, Delaware Distributors, L.P. (“Distributor”), located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Funds’ shares under an amended and restated Distribution Agreement dated April 30, 2010. The Distributor is an affiliate of DMC and bears all of the costs of promotion and distribution, except for payments by the retail class shares under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of MMHI, and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Funds. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contracting the Distributor or the Trust. The Distributor also serves as the national distributor for the Delaware Funds. The Board annually reviews fees paid to the Distributor.
Shares Outstanding

The table in Exhibit C shows as of the Record Date, as to each class of shares of each Funds, the number of shares outstanding.

Record of Beneficial Ownership

As of February 1, 2022, Exhibit D shows the record or beneficial owners holding 5% or more of the total outstanding shares of any class of shares of each Fund.  As of the Record Date, DMC believes that the Funds’ officers and Trustees directly owned less than 1% of the outstanding shares of each Class of each Fund.

Householding

Only one copy of the Notice may be mailed to households, even if more than one person in a household is a shareholder of record of a Fund as of the Record Date, unless the Trust has received instructions to the contrary. Additional copies of the Notice or copies of the Joint Information Statement may be obtained, without charge, by contacting your participating securities dealer or other financial intermediary or, if you own Fund shares directly through the Fund’s service agent, by calling the Fund’s service agent toll free at 800 914-0278. If you do not want the mailing of the Notice or the Joint Information Statement, as applicable, to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact your participating securities dealer or other financial intermediary or, if you own Fund shares directly through the Fund’s service agent, by calling the Funds’ service agent.

Financial Information

Shareholders can obtain a copy of the Funds’ most recent Annual and Semiannual Reports, without charge, by contacting their participating securities dealer or other applicable financial intermediary or, if a shareholder owns Fund shares directly through the Fund's service agent, by calling the Fund’s service agent toll free at 800 914-0278.

EXHIBIT A
As compensation for services rendered under the Investment Management Agreement, DMC is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Fund:

Fund Name	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate

Delaware Ivy International Value Fund	Net Assets	Fee
	Up to $500 million	1.00% of net assets
	Over $500 million and up to $1 billion	0.85% of net assets
	Over $1 billion and up to $2 billion	0.83% of net assets
	Over $2 billion and up to $3 billion	0.80% of net assets
	Over $3 billion and up to $5 billion	0.76% of net assets
	Over $5 billion and up to $10 billion	0.73% of net assets
	In excess of $10 billion	0.70% of net assets

Delaware Ivy Strategic Income Fund	Net Assets	Fee
	Up to $1 billion	0.68% of net assets
	Over $1 billion and up to $2 billion	0.62% of net assets
	Over $2 billion and up to $3 billion	0.58% of net assets
	In excess of $3 billion	0.57% of net assets

Delaware Ivy Emerging Markets Local Currency Debt Fund	Net Assets	Fee
	Up to $1 billion	0.75% of net assets
	Over $1 billion and up to $2 billion	0.725% of net assets
	Over $2 billion and up to $5 billion	0.70% of net assets
	Over $5 billion and up to $10 billion	0.675% of net assets
	In excess of $10 billion	0.65% of net assets

Delaware Ivy Total Return Bond Fund	Net Assets	Fee
	Up to $1 billion	0.90% of net assets
	Over $1 billion and up to $2 billion	0.85% of net assets
	Over $2 billion and up to $5 billion	0.80% of net assets
	In excess of $5 billion	0.75% of net assets

Delaware Ivy High Yield Fund	Net Assets	Fee
	Up to $500 million	0.625% of net assets
	Over $500 million and up to $1 billion	0.60% of net assets
	Over $1 billion and up to $1.5 billion	0.55% of net assets
	Over $1.5 billion and up to $10 billion	0.50% of net assets
	Over $10 billion and up to $20 billion	0.49% of net assets
	In excess of $20 billion	0.48% of net assets

Delaware Ivy Multi-Asset Income Fund	Net Assets	Fee
	Up to $1 billion	0.70% of net assets
	Over $1 billion and up to $2 billion	0.65% of net assets

	Over $2 billion and up to $3 billion	0.61% of net assets
	In excess of $3 billion	0.58% of net assets

Delaware Ivy Global Bond Fund	Net Assets	Fee
	Up to $500 million	0.625% of net assets
	Over $500 million and up to $1 billion	0.60% of net assets
	Over $1 billion and up to $1.5 billion	0.55% of net assets
	Over $1.5 billion and up to $5 billion	0.50% of net assets
	Over $5 billion and up to $10 billion	0.49% of net asset
	In excess of $10 billion	0.48% of net assets

Delaware Ivy Systematic Emerging Markets Equity Fund	Net Assets	Fee
	Up to $500 million	1.00% of net assets
	Over $500 million and up to $1 billion	0.85% of net assets
	Over $1 billion and up to $2 billion	0.83% of net assets
	Over $2 billion and up to $3 billion	0.80% of net assets
	Over $3 billion and up to $5 billion	0.76% of net asset
	Over $5 billion and up to $10 billion	0.755% of net assets
	In excess of $10 billion	0.75% of net assets

Delaware Ivy Managed International Opportunities Fund	A cash fee computed each day on the net assets of the Fund at the annual rate of 0.05% of net assets.

Delaware Ivy Asset Strategy Fund	Net Assets	Fee
	Up to $1 billion	0.70% of net assets
	Over $1 billion and up to $2 billion	0.65% of net assets
	Over $2 billion and up to $3 billion	0.60% of net assets
	Over $3 billion and up to $28 billion	0.55% of net assets
	Over $28 billion and up to $53 billion	0.545% of net assets
	In excess of $53 billion	0.54% of net assets

Delaware Ivy Balanced Fund	Net Assets	Fee
	Up to $1 billion	0.70% of net assets
	Over $1 billion and up to $2 billion	0.65% of net assets
	Over $2 billion and up to $3 billion	0.60% of net assets
	Over $3 billion and up to $5 billion	0.55% of net assets
	Over $5 billion and up to $10 billion	0.54% of net assets
	In excess of $10 billion	0.53% of net assets

Delaware Ivy S&P 500 Dividend Aristocrats Index Fund	Net Assets	Fee
	Up to $1 billion	0.35% of net assets
	Over $1 billion and up to $2 billion	0.33% of net assets
	Over $2 billion and up to $5 billion	0.31% of net assets
	In excess of $5 billion	0.30% of net assets

InvestEd Portfolios	DMC does not receive a fee for the services it performs for the Funds.

EXHIBIT B

The Affiliated Sub-Advisors provide the services indicated by the chart below.
A:	MFMHK provides equity trading and MIMGL provides equity trading and quantitative support.
B:
MIMAK, MIMEL and MIMGL each provide portfolio management, trading services and investment research and recommendations.  In addition, MIMGL provides equity trading and quantitative support; MFMHKL provides equity trading.

C:	MIMAK, MIMEL and MIMGL each provide portfolio management, trading services and investment research and recommendations.
Fund	Platform	Affiliated Sub-Advisor(s)	Service(s)*
Delaware Ivy International Value Fund	Equity	MFMHK, MIMGL	A
Delaware Ivy Strategic Income Fund	Fixed Income	MIMEL, MIMGL, MIMAK	C
Delaware Ivy Emerging Markets Local Currency Debt Fund	Fixed Income	MIMEL, MIMGL, MIMAK	C
Delaware Ivy Total Return Bond Fund	Fixed Income	MIMEL, MIMGL, MIMAK	C1
Delaware Ivy High Yield Fund	Fixed Income	MIMEL, MIMGL, MIMAK	C
Delaware Ivy Multi-Asset Income Fund	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL	B2
Delaware Ivy Global Bond Fund	Fixed Income	MIMEL, MIMGL, MIMAK	C3
Delaware Ivy Systematic Emerging Markets Equity Fund	Equity	MFMHK, MIMGL	A4
Delaware Ivy Managed International Opportunities Fund	N/A5	MIMAK
Delaware Ivy Asset Strategy Fund	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL	B6
Delaware Ivy Balanced Fund	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL	B7
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund	Equity	MFMHK, MIMGL	A
InvestEd 90 Portfolio, InvestEd 80 Portfolio, InvestEd 70
Portfolio, InvestEd 60 Portfolio, InvestEd 50 Portfolio,
InvestEd 40 Portfolio, InvestEd 30 Portfolio, InvestEd 20
Portfolio, InvestEd 10 Portfolio, and InvestEd 0 Portfolio
	N/A8	MIMAK

*	Unless otherwise indicated, the Board approved the use of the Affiliated Sub-Advisors by the Funds for the services indicated by A, B, or C effective November 15, 2021.
[1]
In addition, effective November 15, 2021, MIMGL serves as the Fund’s sub-advisor and manages the Fund’s assets and Matthew Mulcahy, of MIMGL and Andrew Vonthethoff, of DMC, are primarily responsible for the day-to-day portfolio management of the Fund.

[2]
The Board approved the use of the Affiliated Sub-Advisors by the Fund on both the Global Equity Investment Platform and the Global Fixed Income Investment Platform effective April 30, 2021.  In addition, effective November 15, 2021, MIMAK serves as the Fund’s sub-advisor and is primarily responsible for the day-to-day management of the Fund and Stefan Löwenthal and Jürgen Wurzer, each of MIMAK, and Aaron D. Young, of DMC, are primarily responsible for the day-to-day portfolio management of the Fund.

[3]
The Board approved the use of the Affiliated Sub-Advisors by the Fund on the Global Fixed Income Investment Platform effective April 30, 2021. In addition, effective November 15, 2021, Matthew Mulcahy, of MIMGL, and Andrew Vonthethoff, of DMC, are primarily responsible for the day-to-day management of the Fund.

[4]
The Board approved the use of the Affiliated Sub-Advisors by the Fund on the Global Equity Investment Platform effective April 30, 2021. In addition, effective November 15, 2021, MIMGL serves as sub-advisor for the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio and Benjamin Leung and Scot Thompson, each of MIMGL, are primarily responsible for the day-to-day portfolio management of the Fund.

[5]
The Fund does not use the Affiliated Sub-Advisors as part of the Global Equity Investment Platform or the Global Fixed Income Investment Platform, rather effective November 15, 2021, MIMAK serves as the Fund’s sub-advisor and Stefan Löwenthal and Jürgen Wurzer, each of MIMAK, joined Aaron D. Young, of DMC, as the individuals primarily responsible for the day-to-day portfolio management of the Fund.

[6]
The Board approved the use of the Affiliated Sub-Advisors by the Fund on both the Global Equity Investment Platform and the Global Fixed Income Investment Platform effective April 30, 2021.  In addition, effective November 15, 2021, MIMAK serves as the Funds’ sub-advisor and Stefan Löwenthal and Jürgen Wurzer, each of MIMAK, and F. Chace Brundige, and Aaron D. Young, each of DMC, are primarily responsible for the day-to-day portfolio management of the Funds.

[7]
The Board approved the use of the Affiliated Sub-Advisors by the Fund on both the Global Equity Investment Platform and the Global Fixed Income Investment Platform effective April 30, 2021. In addition, effective November 15, 2021, MIMAK serves as the Funds’ sub-advisor and Stefan Löwenthal and Jürgen Wurzer, each of MIMAK, and Aaron D. Young, of DMC, are primarily responsible for the day-to-day portfolio management of the Funds.

[8]
The Funds do not use the Affiliated Sub-Advisors as part of the Global Equity Investment Platform or the Global Fixed Income Investment Platform, rather, effective November 15, 2021, MIMAK serves as the Funds’ sub-advisor and Stefan Löwenthal and Jürgen Wurzer, each of MIMAK, and Aaron D. Young, of DMC, are primarily responsible for the day-to-day portfolio management of the Funds.

MIMGL and MIMAK Portfolio Manager Biographies

Matthew Mulcahy Managing Director, Head of Rates and Currency (MIMGL)

Matthew Mulcahy leads the Macquarie Asset Management Fixed Income (MFI) Global Rates and Currency team. He is also a lead portfolio manager of the Macquarie Australian Fixed Interest Fund and Macquarie Dynamic Bond and co-manages MFI’s Australian fixed interest portfolios. Mulcahy’s experience and expertise has contributed to MFI’s investment strategies across all the cash and fixed income solutions globally. Mulcahy joined Macquarie Asset Management (MAM) in 2015, and before that he spent nine years as a senior portfolio manager at PIMCO and was also a member of the Macro Strategic Trading Team at UBS. He holds a Bachelor of Business in Accounting and Finance from the University of Technology Sydney.

Stefan Löwenthal, CFA Managing Director, Chief Investment Officer — Global Multi Asset Team (MIMAK)

Stefan Löwenthal is the chief investment officer for Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), a role he assumed in February 2013. He heads the global multi asset team based in Vienna, which is responsible for all asset allocation and security selection decisions, the management of mutual funds, as well as the development of new investment strategies. In addition, Löwenthal oversees the investment policy committee, which is responsible for strategic investment decisions at MIMAK. He began his career with Macquarie in February 2008 as a portfolio manager. He holds a Master of Management Science from Vienna University of Economics and Business. Löwenthal is a lecturer for economics at the IMC University of applied sciences in Krems (Austria) and the Qiongzhou University in Sanya (China).

Jürgen Wurzer, CFA Senior Vice President, Deputy Head of Portfolio Management, Senior Investment Manager — Global Multi Asset Team (MIMAK)

Jürgen Wurzer rejoined Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) in April 2018 as deputy head of portfolio management for the firm’s global multi asset team based in Vienna. Prior to that, he worked at Erste Asset Management as a senior fund manager on the multi asset management team, where he worked from September 2016 to March 2018. Wurzer previously worked at MIMAK from January 2007 to August 2016, leaving the firm as senior investment manager on the global multi asset team. He graduated from University of Applied Sciences Wiener Neustadt with a master’s degree. Wurzer is a lecturer for asset allocation, quantitative finance, portfolio, and risk management at several educational institutions.

Benjamin Leung, CFA Managing Director, Co-Head of Systematic Investments, Head of Research (MIMGL)

Benjamin Leung is the co-head of the Macquarie Systematic Investments (MSI) team, a role he assumed in August 2014. In addition to the day-to-day management of the global portfolios, he is also the head of research, responsible for driving the continual evolution of the systematic investment process. Leung joined the MSI team in May 2005 as a quantitative analyst, where his responsibilities included the development and maintenance of various quantitative models. Following his successful efforts to expand the quantitative capability to international markets, he formed the foundation of the current systematic investment approach. Prior to joining the MSI team, he worked as a software engineer for Macquarie’s Investment Banking Group Information Services Division in Sydney. Leung received a Bachelor of Engineering with Honours and a Masters in Commerce from the University of New South Wales.

Scot Thompson Managing Director, Co-Head of Systematic Investments, Portfolio Manager (MIMGL)

Scot Thompson is the co-head of the Macquarie Systematic Investments (MSI) team, a role he assumed in August 2014. His responsibilities include the day-to-day management of the global portfolios, oversight of the trading function, development of new strategies, and client engagement. From June 2003 to August 2014, Thompson was the equities head of product, responsible for product design, development, and client relationships for the firm’s Australian and global equities product range. Before that, he was a member of the firm’s private equity fund-of-fund and performance analytics teams. Prior to joining Macquarie in November 2001 as a quantitative performance analyst, he worked on the performance analytics team for Cogent Investment Administration, where he was responsible for investment performance and attribution reporting for a variety of clients over all asset classes. Thompson also work in civil engineering before moving to finance, working for several Australian companies as a project manager focusing on underground installations, quarrying, and mining. He received a Bachelor of Civil Engineering from the University of Sydney and a Master of Applied Finance from Macquarie University.

EXHIBIT C
NUMBER OF SHARES OF EACH FUND OUTSTANDING
As of the Record Date on January 14, 2022

DELAWARE IVY INTERNATIONAL VALUE FUND
CLASS R6: 3,481,475.536
CLASS C: 47,266.509
CLASS I: 4,200,536.444
CLASS A: 3,345,839.602
CLASS Y: 57,684.611

DELAWARE IVY STRATEGIC INCOME FUND
CLASS R6: 111,110.221
CLASS C: 410,214.236
CLASS I: 20,497,772.009
CLASS A: 8,181,976.162
CLASS Y: 14,396.992

DELAWARE IVY EMERGING MARKETS LOCAL CURRENCY DEBT FUND
Class R6: 2,404,363.207
Class C: 9,643.456
Class I: 2,109,631.461
Class A: 219,729.593
Class Y: 28,972.062

DELAWARE IVY TOTAL RETURN BOND FUND
Class R6: 5,326,486.835
Class C: 57,145.785
Class I: 8,198,744.598
Class A: 1,082,505.791

DELAWARE IVY HIGH YIELD FUND
CLASS R6: 2,666,125.011
CLASS I: 6,020,079.219
CLASS A: 1,373,135.869

DELAWARE IVY MULTI-ASSET INCOME FUND
CLASS R6: 121,692.574
CLASS C: 682,689.853
CLASS I: 17,215,554.235
CLASS A: 7,424,961.37
CLASS Y: 11,351.348

DELAWARE IVY GLOBAL BOND FUND
CLASS R6: 11,958,192.011
CLASS C: 388,979.734
CLASS I: 24,335,092.309
CLASS A: 16,191,617.814
CLASS Y: 95,562.548
CLASS R: 27,728.776

DELAWARE IVY SYSTEMATIC EMERGING MARKETS EQUITY FUND
CLASS R6: 11,589,759.841
CLASS C: 2,143,127.893

CLASS I: 42,634,918.775
CLASS A: 12,246,403.709
CLASS Y: 1,332,254.104
CLASS R: 338,812.279

DELAWARE IVY MANAGED INTERNATIONAL OPPORTUNITIES FUND
CLASS R: 6,401.354
CLASS C: 97,174.92
CLASS I: 7,650,740.974
CLASS A: 4,799,541.576
CLASS Y: 11,759.579
CLASS R6: 8,620.494

DELAWARE IVY ASSET STRATEGY FUND
CLASS R6: 730,258.368
CLASS C: 4,771,427.024
CLASS E: 1,677,953.49
CLASS I: 26,963,934.896
CLASS A: 67,617,112.268
CLASS Y: 4,325,471.436
CLASS R: 1,095,190.752

DELAWARE IVY BALANCED FUND
CLASS R6: 406,540.105
CLASS C: 5,128,228.484
CLASS I: 31,263,870.238
CLASS A: 59,444,067.736
CLASS Y: 525,527.867
CLASS R: 437,086.743

DELAWARE IVY S&P 500 DIVIDEND ARISTOCRATS INDEX FUND
CLASS R6: 4,705,676.562
CLASS E: 167,991.842
CLASS I: 20,667,016.229
CLASS A: 316,550.357
CLASS R: 3,613.467

INVESTED 90 PORTFOLIO
1,376,496.628

INVESTED 80 PORTFOLIO
1,337,421.625

INVESTED 70 PORTFOLIO
9,059,410.441

INVESTED 60 PORTFOLIO
5,484,537.484

INVESTED 50 PORTFOLIO
3,210,658.949

INVESTED 40 PORTFOLIO
4,802,007.492

INVESTED 30 PORTFOLIO
4,558,630.506

INVESTED 20 PORTFOLIO
5,989,281.703

INVESTED 10 PORTFOLIO
4,932,426.449

INVESTED 0 PORTFOLIO
4,979,712.102

EXHIBIT D
PRINCIPAL SHAREHOLDERS
Record or beneficial owners holding 5% or more of the total outstanding shares of any class of shares of each Fund as of February 1, 2022

Class	Name and Address of Account	Percentage
Delaware Ivy Asset Strategy Fund
Class A	Charles Schwab & Co Inc San Francisco, CA	5.05%
	First Clearing, Llc St Louis, MO	11.35%
	Lpl Financial Services San Diego, CA	15.32%
	Mlpf&S For The Sole Jacksonville, FL	7.17%
	Morgan Stanley Smith Barney New York, NY	9.53%
	National Financial Services Llc Jersey City, NJ	7.28%
Class C	First Clearing, Llc St Louis, MO	17.20%
	Lpl Financial Services San Diego, CA	10.70%
	National Financial Services Llc Jersey City, NJ	9.85%
	Raymond James St Petersburg, FL	7.35%
Class I	First Clearing, Llc St Louis, MO	5.84%
	Lpl Financial Services San Diego, CA	59.50%
	Ubs Financial Services Jersey City, NJ	5.80%
Class R	Adp Access Qualified 401 K Plan Boston, MA	5.09%
	Hartford Life Insurance Co Windsor, CT	31.56%
	Massachusetts Mutual Life Springfield, MA	6.19%
	Mid Atlantic Trust Company Fbo Pittsburgh, PA	5.11%
	Sammons Financial Network Llc Wdm, IA	26.89%
Class R6	Charles Schwab & Co Inc San Francisco, CA	9.64%
	Hartford Hartford, CT	6.99%
	Lincoln Investment Planning Llc Ft Washington, PA	54.99%
	Nationwide Trustco Fsb Columbus, OH	7.35%
Class Y	Charles Schwab & Co Inc San Francisco, CA	6.42%

	National Financial Services Llc Jersey City, NJ	6.46%
	Nationwide Trust Company Fsb Columbus, OH	12.13%
	Voya Institutional Trust Company Windsor, CT	54.27%
Delaware Ivy Balanced Fund
Class A	Edward D Jones & Co Saint Louis, MO	6.37%
	Lpl Financial Services San Diego, CA	51.70%
Class C	American Enterprise Investment Svc Minneapolis, MN	11.72%
	Charles Schwab & Co Inc San Francisco, CA	5.36%
	First Clearing, Llc St Louis, MO	12.97%
	Lpl Financial Services San Diego, CA	17.17%
	National Financial Services Llc Jersey City, NJ	7.74%
	Raymond James St Petersburg, FL	9.00%
Class I	Lpl Financial Services San Diego, CA	76.06%
Class R	American United Life Ins Co Indianapolis, IN	7.55%
	Lincoln Services Co Fort Wayne, IN	9.06%
	Sammons Financial Network Llc Wdm, IA	58.64%
	Voya Institutional Trust Company Windsor, CT	14.45%
Class R6	Charles Schwab & Co Inc San Francisco, CA	30.15%
	Edward D Jones & Co Saint Louis, MO	39.32%
	Lincoln Investment Planning Llc Ft Washington, PA	18.06%
	Nationwide Trustco Fsb Columbus, OH	5.14%
Class Y	Charles Schwab & Co Inc San Francisco, CA	11.57%
	Lpl Financial Services San Diego, CA	5.06%
	Minnesota Life Insurance Co Saint Paul, MN	7.37%
	Mlpf&S For The Sole Jacksonville, FL	13.43%
	National Financial Services Llc Jersey City, NJ	10.90%
	Nationwide Trust Company Fsb Columbus, OH	35.35%
Delaware Ivy Global Bond Fund

Class A	Lpl Financial Services San Diego, CA	69.94%
Class C	Charles Schwab & Co Inc San Francisco, CA	6.71%
	First Clearing, Llc St Louis, MO	12.67%
	Lpl Financial Services San Diego, CA	25.38%
	Raymond James St Petersburg, FL	16.02%
Class I	American Enterprise Investment Svc Minneapolis, MN	7.40%
	Charles Schwab & Co Inc San Francisco, CA	9.36%
	Lpl Financial Services San Diego, CA	67.38%
	National Financial Services Llc Jersey City, NJ	6.19%
Class R	Sammons Financial Network Llc Wdm, IA	91.62%
Class R6	National Financial Services Llc Jersey City, NJ	33.05%
	Waddell & Reed Advisors Wilshire Shawnee Mission, KS	60.60%
Class Y	Charles Schwab & Co Inc San Francisco, CA	9.28%
	Matrix Trustco Cust Fbo Denver, CO	22.45%
	Nationwide Trust Company Fsb Columbus, OH	54.77%
	Oppenheimer & Co Inc. Fbo Wenatchee, WA	9.80%
Delaware Ivy High Yield Fund
Class A	Lpl Financial Services San Diego, CA	88.11%
Class I	Lpl Financial Services San Diego, CA	94.13%
Class R6	Waddell & Reed Advisors Wilshire Shawnee Mission, KS	99.94%
Delaware Ivy International Value Fund
Class A	Lpl Financial Services San Diego, CA	58.43%
Class C	First Clearing, Llc St Louis, MO	14.71%
	Lpl Financial Services San Diego, CA	16.73%
Class I	Lpl Financial Services San Diego, CA	88.85%
Class R	Charles Schwab & Co Inc San Francisco, CA	93.84%
	Raymond James St Petersburg, FL	6.16%
Class R6	Edward D Jones & Co Saint Louis, MO	6.78%

	Ivy Mangaged International Mission, KS	11.66%
	Waddell & Reed Advisors Wilshire Shawnee Mission, KS	70.20%
Class Y	Charles Schwab & Co Inc San Francisco, CA	6.56%
	Mid Atlantic Trust Company Fbo Pittsburgh, PA	41.91%
	Minnesota Life Insurance Co Saint Paul, MN	10.55%
	Nationwide Trust Company Fsb Columbus, OH	39.16%
Delaware Ivy Managed International Opportunities Fund
Class A	Lpl Financial Services San Diego, CA	72.00%
Class C	First Clearing, Llc St Louis, MO	6.12%
	Lpl Financial Services San Diego, CA	45.11%
	Mid Atlantic Trust Company Fbo Pittsburgh, PA	14.72%
Class I	Lpl Financial Services San Diego, CA	91.40%
Class R	Charles Schwab & Co Inc San Francisco, CA	11.50%
	Mid Atlantic Trust Company Fbo Pittsburgh, PA	88.50%
Class R6	Edward D Jones & Co Saint Louis, MO	100.00%
Class Y	Charles Schwab & Co Inc San Francisco, CA	29.43%
	First Clearing, Llc St Louis, MO	5.69%
	Nationwide Trust Company Fsb Columbus, OH	57.99%
Delaware Ivy Multi-Asset Income Fund
Class A	Edward D Jones & Co Saint Louis, MO	6.75%
	Lpl Financial Services San Diego, CA	63.85%
Class C	American Enterprise Investment Svc Minneapolis, MN	15.73%
	Charles Schwab & Co Inc San Francisco, CA	5.46%
	Lpl Financial Services San Diego, CA	27.54%
	National Financial Services Llc Jersey City, NJ	14.76%
	Raymond James St Petersburg, FL	5.38%
	Ubs Financial Services Jersey City, NJ	6.46%
Class I	Lpl Financial Services San Diego, CA	83.68%

Class R6	Edward D Jones & Co Saint Louis, MO	88.43%
	National Financial Services Llc Jersey City, NJ	8.96%
Class Y	Charles Schwab & Co Inc San Francisco, CA	84.97%
	National Financial Services Llc Jersey City, NJ	15.03%
Delaware Ivy Emerging Markets Local Currency Debt Fund
Class A	Lpl Financial Services San Diego, CA	70.18%
	Ubs Financial Services Jersey City, NJ	5.24%
Class C	Jerry Keith Luttrell Irving, TX	5.71%
	Lpl Financial San Diego, CA	69.90%
	Ubs Financial Services Jersey City, NJ	13.97%
Class I	Lpl Financial Services San Diego, CA	90.46%
Class R6	Waddell & Reed Advisors Wilshire Shawnee Mission, KS	99.97%
Class Y	Ivy Investment Management Company Shawnee Msn, KS	99.99%
Delaware Ivy Total Return Bond Fund
Class A	Lpl Financial Services San Diego, CA	81.64%
Class C	Lpl Financial Services San Diego, CA	90.19%
Class I	Lpl Financial Services San Diego, CA	94.47%
Class R6	Waddell & Reed Advisors Wilshire Shawnee Mission, KS	99.89%
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund
Class A	Ameritrade Clearing Omaha, NE	10.58%
	Bradley C Mitchell Overland Park, KS	5.30%
	Lpl Financial Services San Diego, CA	14.33%
Class E	Steven W Hunt Alamo Heights, TX	8.99%
Class I	Lpl Financial Services San Diego, CA	70.99%
	Mitra & Co Milwaukee, WI	21.59%
Class R	Pai Trust De Pere, WI	100.00%
Class R6	Ivy Invested 70 Portfolio Shawnee Msn, KS	6.46%

	Waddell & Reed Advisors Wilshire Shawnee Mission, KS	82.35%
Delaware Ivy Strategic Income Fund
Class A	Edward D Jones & Co Saint Louis, MO	6.04%
	Lpl Financial Services San Diego, CA	77.35%
Class C	American Enterprise Investment Svc Minneapolis, MN	5.90%
	Lpl Financial Services San Diego, CA	69.97%
Class I	American Enterprise Investment Svc Minneapolis, MN	5.97%
	Lpl Financial Services San Diego, CA	85.67%
Class R6	Edward D Jones & Co Saint Louis, MO	96.51%
Class Y	Charles Schwab & Co Inc San Francisco, CA	95.88%
Delaware Ivy Systematic Emerging Markets Equity Fund
Class A	Lpl Financial Services San Diego, CA	45.45%
	National Financial Services Llc Jersey City, NJ	6.68%
Class C	American Enterprise Investment Svc Minneapolis, MN	18.33%
	First Clearing, Llc St Louis, MO	24.46%
	Lpl Financial Services San Diego, CA	7.72%
	Morgan Stanley Smith Barney New York, NY	11.76%
	Raymond James St Petersburg, FL	8.60%
	Ubs Financial Services Jersey City, NJ	5.21%
Class I	American Enterprise Investment Svc Minneapolis, MN	11.00%
	Charles Schwab & Co Inc San Francisco, CA	7.09%
	First Clearing, Llc St Louis, MO	8.32%
	Lpl Financial Services San Diego, CA	30.68%
	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	8.42%
	Morgan Stanley Smith Barney New York, NY	5.43%
	National Financial Services Llc Jersey City, NJ	7.07%
Class R	Adp Access Qualified 401 K Plan Boston, MA	53.76%
	Ascensus Trust Company Fbo Fargo, ND	8.24%

	Dcgt Trustee & Or Custodian Des Moines, IA	7.87%
	Mid Atlantic Trustco Fbo Pittsburgh, PA	8.58%
	Mlpf&S For The Sole Jacksonville, FL	5.14%
Class R6	Charles Schwab & Co Inc San Francisco, CA	5.50%
	Edward D Jones & Co Saint Louis, MO	18.21%
	Ivy Mangaged International Mission, KS	14.85%
	Waddell & Reed Advisors Wilshire Shawnee Mission, KS	25.23%
Class Y	Mlpf&S For The Sole Jacksonville, FL	74.16%
	Nationwide Trust Company Fsb Columbus, OH	5.42%
InvestEd 90 Portfolio Fund
	Eric J Kampert Ellicott City, MD	5.07%

IVY FUNDS
Delaware Ivy International Value Fund
(formerly, Delaware Ivy Pzena International Value Fund)
Delaware Ivy Strategic Income Fund
(formerly, Delaware Ivy Apollo Strategic Income Fund)
Delaware Ivy Emerging Markets Local Currency Debt Fund
(formerly, Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund)
Delaware Ivy Total Return Bond Fund
(formerly, Delaware Ivy Pictet Targeted Return Bond Fund)
Delaware Ivy High Yield Fund
(formerly, Delaware Ivy PineBridge High Yield Fund)
Delaware Ivy Multi-Asset Income Fund
(formerly, Delaware Ivy Apollo Multi-Asset Income Fund)
Delaware Ivy Global Bond Fund
(formerly, Ivy Global Bond Fund)
Delaware Ivy Systematic Emerging Markets Equity Fund
(formerly, Delaware Ivy Emerging Markets Equity Fund)
Delaware Ivy Managed International Opportunities Fund
(formerly, Ivy Managed International Opportunities Fund)
Delaware Ivy Asset Strategy Fund
(formerly, Ivy Asset Strategy Fund)
Delaware Ivy Balanced Fund
(formerly, Ivy Balanced Fund)
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund
(formerly, Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund)

INVESTED PORTFOLIOS
InvestEd 90 Portfolio
InvestEd 80 Portfolio
InvestEd 70 Portfolio
InvestEd 60 Portfolio
InvestEd 50 Portfolio
InvestEd 40 Portfolio
InvestEd 30 Portfolio
InvestEd 20 Portfolio
InvestEd 10 Portfolio
InvestEd 0 Portfolio

(each, a “Fund” and together, the “Funds”)

100 Independence, 610 Market Street
Philadelphia, PA 19106-2354

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to the Ivy Funds and InvestEd Portfolios (collectively, the “Trusts”) on behalf of each of their Funds listed above. We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: ivyinvestments.com/reports/ivy or delawarefunds.com/literature as described below.
The Joint Information Statement details the approval of the following sub-advisors who are affiliated with Delaware Management Company, a series of Macquarie Investment Management Business Trust and the Funds’ investment manager (“DMC”): Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment

Management Global Limited; and Macquarie Funds Management Hong Kong Limited (collectively, the “Affiliated Sub-Advisors”) to provide discretionary investment management services either in full or partially in a sub-advisory capacity and in some cases as new Fund portfolio managers.  A more detailed description of the Affiliated Sub-Advisors and their businesses, information about their sub-advisory agreements, and the reasons the Boards of Trustees (the “Board”) of the Trusts approved the Affiliated Sub-Advisors, are included in the Joint Information Statement.
DMC employs a “manager of managers” arrangement in managing the assets of the Trusts. In connection therewith, the Trusts and DMC rely on an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits DMC, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trusts or DMC, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.
Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about February 11, 2022 to shareholders of record of the Funds as of January 14, 2022. The full Joint Information Statement is available on the Funds’ website for all Funds, except Delaware Ivy International Value Fund, Delaware Strategic Income Fund, Delaware Ivy Emerging Markets Local Currency Debt Fund, Delaware Ivy Total Return Bond Fund, Delaware Ivy High Yield Fund, Delaware Ivy Multi-Asset Income Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, and Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, at ivyinvestments.com/reports/ivy and for Delaware Ivy International Value Fund, Delaware Strategic Income Fund, Delaware Ivy Emerging Markets Local Currency Debt Fund, Delaware Ivy Total Return Bond Fund, Delaware Ivy High Yield Fund, Delaware Ivy Multi-Asset Income Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, and Delaware Ivy S&P 500 Dividend Aristocrats Index Fund at delawarefunds.com/literature on or about February 11, 2022 until at least April 1, 2022. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by contacting your participating securities dealer or other financial intermediary or, if you own Fund shares directly through the Funds’ service agent, by calling the Funds’ service agent toll free at
800 914-0278.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.